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                                                                   EXHIBIT 10.44




                                                                 CONFORMED COPY



        AMENDMENT NO. 2 TO THE CREDIT AGREEMENT AND AMENDED AND RESTATED
                          SECURITY DOCUMENTS AND WAIVER


                  AMENDMENT NO. 2 TO CREDIT AGREEMENT AND AMENDED AND RESTATED SECURITY DOCUMENTS AND WAIVER dated as of August 13, 1998 among COVENTRY CORPORATION (the "BORROWER"), COVENTRY HEALTH CARE, INC., (the "GUARANTOR"), the BANKS listed on the signature pages hereof (the "BANKS"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "AGENT").


                              W I T N E S S E T H :


                  WHEREAS, the Borrower, the Banks and the Agent entered into a Credit Agreement dated as of December 29, 1997, and amended by Amendment Number 1, dated as of March 10, 1998, (as so amended, the "CREDIT AGREEMENT");

                  WHEREAS, certain Loan Parties (as defined in the Credit Agreement) and the Agent entered into the Amended and Restated Security Documents dated as of December 29, 1997, and amended by Amendment Number 1 dated as of March 10, 1998, (as so amended, the "AMENDED AND RESTATED SECURITY DOCUMENTS"); and

                  WHEREAS, pursuant to a letter dated August 12, 1998, the Borrower has asked the Banks, and the Banks are willing, on the terms and conditions set forth herein, to (i) exclude certain nonrecurring charges incurred by the Borrower and (ii) waive the Subsidiary capital requirement of
Section 5.17 with respect to Riverside Health Plan, Inc., HealthAmerica Pennsylvania, Inc., Coventry Health and Life Insurance Company and Coventry Health Plan of West Virginia, Inc. through the Termination Date.

                  NOW, THEREFORE, the parties hereto agree as follows:

                  SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

                  SECTION 2. Waiver and Amendment of Sections 5.17, 5.18 and
5.19 of the Credit Agreement. Commencing June 30, 1998, calculations of (i) the statutory capital and surplus of any of the Borrower's Subsidiaries that is an HMO Company or of CHLIC, (ii) the ratio of Adjusted Cash Flow to Fixed Charges and (iii) Consolidated Adjusted Net Worth pursuant to Sections 5.17, 5.18 and 5.19, respectively, shall exclude the pretax nonrecurring charges not in excess of $60,000,000 incurred by the Borrower in connection with the commencement of bankruptcy proceedings by AHERF and reflected in the Borrower's consolidated statement of income for the fiscal quarter ended June 30, 1998.

                  SECTION 3. Representation by Borrower. The Borrower represents and warrants that except as heretofore disclosed in writing to the Banks, (i) after giving effect to the amendments and waiver


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contained herein, no Default has occurred and is continuing, and (ii) since June
30, 1998, there has been no material adverse change in the business, financial position, results of operations of the Coventry Group, considered as a whole.

                  SECTION 4. New Pledgors. Each of Principal Health Care Management Corporation, Principal Health Care of South Carolina, Inc., Principal Health Care of Tennessee, Inc. and United HealthCare Services of Iowa, Inc. hereby (i) agrees to enter into the Amended and Restated Security Documents as a Pledgor (as defined therein) within 20 days from the date of the effectiveness hereof, (ii) agrees to be bound thereby and (iii) confirms to the Agent the grant of security as contemplated thereby.

                  SECTION 5A. Waiver regarding Riverside Health Plan, Inc. The Borrower has advised the Banks and the Agent that Riverside Health Plan, Inc. is not currently in compliance with the capital requirement of Section 5.17 of the Credit Agreement. The Banks waive any Default which may occur as a result of Riverside Health Plan, Inc.'s failure to satisfy the requirements of Section
5.17 through the Termination Date, provided that Riverside Health Plan, Inc. remains an inactive Subsidiary and complies with the applicable state requirement.

                  SECTION 5B. Waiver regarding certain Subsidiaries. The Borrower has advised the Banks and the Agent that HealthAmerica Pennsylvania, Inc., Coventry Health and Life Insurance Company and Coventry Health Plan of West Virginia, Inc. may not remain in compliance with the capital requirement of
Section 5.17 of the Credit Agreement. The Banks waive any Default which may occur as a result of such noncompliance through the Termination Date, provided that a determination by the applicable state regulator that the capitalization of any of such Subsidiaries is inadequate and the failure of any of such Subsidiaries to comply within 30 days of receipt of notice of such determination shall constitute a Default under the Credit Agreement.

                  SECTION 6. Governing Law. This Amendment and Waiver shall be governed by and construed in accordance with the laws of the State of New York.

                  SECTION 7. Consent by Other Loan Parties. By signing this Amendment and Waiver below, each Loan Party (other than the Borrower) that is a party to any Security Document affirms its obligations under each Security Document to which it is a party and acknowledges that this Amendment and Waiver shall not alter, release, discharge or otherwise affect any of such obligation, all of which shall remain in full force and effect and are hereby notified and confirmed in all respects.

                  SECTION 8. Counterparts; Effectiveness. This Amendment and Waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment and Waiver shall become effective as of the date hereof upon receipt by the Agent of duly executed counterparts hereof signed by the Borrower, the other Loan Parties that are parties to any Security Document and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment and Waiver to be duly executed as of the date first above written.


                                              COVENTRY CORPORATION


                                              By: /s/ Shirley R. Smith
                                                 -----------------------------
                                                 Title: Vice President

                                              COVENTRY HEALTH CARE, INC.


                                              By: /s/ Shirley R. Smith
                                                 -----------------------------
                                                Title: Senior Vice President


                                              MORGAN GUARANTY TRUST
                                               COMPANY OF NEW YORK


                                              By: /s/ Stephen J. Hannan
                                                 -----------------------------
                                                 Title: Vice President


                                              NATIONSBANK, N.A.


                                              By: /s/ Kevin Wagley
                                                 -----------------------------
                                                 Title: Vice President


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EACH OF THE UNDERSIGNED PLEDGORS
CONSENTS TO THE FOREGOING AMENDMENT AND WAIVER AND
CONFIRMS ITS AGREEMENT WITH SECTION 7
THEREOF:


                                       COVENTRY HEALTHCARE
                                         MANAGEMENT CORPORATION (Delaware)


                                        By: /s/ Francis S. Soistman, Jr.
                                            -----------------------------------
                                            Title: President


                                        COVENTRY HEALTHCARE MANAGEMENT
                                        CORPORATION (Virginia)


                                        By: /s/ George B. Wheeler
                                            -----------------------------------
                                            Title: Vice President Finance & CFO


                                        SOUTHERN HEALTH BENEFIT SERVICES, INC.


                                        By: /s/ George B. Wheeler
                                            -----------------------------------
                                            Title: Vice President Finance & CFO


                                        PENNSYLVANIA HEALTHCARE USA, INC.


                                        By: /s/ Brian D. Tony
                                            -----------------------------------
                                            Title: Treasurer


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                                    HEALTHPASS, INC.


                                    By: /s/ Francis S. Soistman, Jr.
                                        ---------------------------------------
                                        Title: President


                                    COVENTRY HEALTHCARE DEVELOPMENT CORPORATION


                                    By: /s/ Francis S. Soistman, Jr.
                                        ---------------------------------------
                                        Title: President


                                    PRINCIPAL HEALTH CARE MANAGEMENT CORPORATION


                                    By: /s/ Sharon I. Taylor
                                        ---------------------------------------
                                        Title: Senior Vice President


                                    PRINCIPAL HEALTH CARE OF SOUTH
                                    CAROLINA, INC.


                                    By: /s/ Sharon I. Taylor
                                        ---------------------------------------
                                        Title: Senior Vice President


                                    PRINCIPAL HEALTH CARE OF TENNESSEE, INC.

                                    By: /s/ Sharon I. Taylor
                                        ---------------------------------------
                                        Title: Senior Vice President




                                    UNITED HEALTHCARE SERVICES OF IOWA, INC.


                                    By: /s/ Sharon I. Taylor
                                        ---------------------------------------
                                         Title: Senior Vice President